UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2018
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PARKWAY ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	333-209052 (Commission File Number)	47-5486027 (I.R.S. Employer Identification No.)

101 Jacksonville Circle Floyd, Virginia (Address of principal executive offices)	24091 (Zip Code)

Registrant's telephone number, including area code: (540) 745-4191

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 1, 2018, Parkway Acquisition Corp. ("Parkway"), Skyline National Bank, a wholly owned bank subsidiary of Parkway ("Skyline") and Great State Bank ("GSB") entered into an Agreement and Plan of Merger (the "Merger Agreement") under which Parkway will acquire GSB. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, GSB will merge with and into Skyline (the "Merger"), with Skyline as the surviving bank in the Merger. The Merger Agreement was unanimously approved and adopted by the Board of Directors of each of Parkway and GSB.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the "Effective Time"), GSB shareholders will have the right to receive 1.21 shares of common stock of Parkway for each share of common stock of GSB held immediately prior to the Effective Time.

Each warrant to purchase shares of GSB common stock (a "GSB Warrant") that is outstanding and unexercised immediately prior to the Effective Time shall cease to represent a right to acquire GSB common stock and shall automatically be converted without any action on the part of the holder thereof into the right to receive, at the election of the holder, either (i) $3.00 in cash (without interest) for each share of GSB Common Stock subject to such GSB Warrant or (ii) 0.25 shares of Parkway common stock.  With respect to any GSB Warrant that is exercised prior to the Effective Time, GSB agreed to use its reasonable best efforts to facilitate a cashless exercise of such GSB Warrant by the holder thereof, provided that no holder shall be required to pay the exercise price of such GSB Warrant through a cashless exercise.

At the Effective Time, two non-executive directors of GSB will be appointed to the Board of Directors of Parkway.

In connection with the execution of the Merger Agreement, all of the directors of GSB entered into support and non-competition agreements with Parkway pursuant to which such individuals, in their capacities as shareholders of GSB, have agreed, among other things, to vote their respective shares of common stock in favor of the approval of the Merger and to certain non-competition and non-solicitation covenants. The form of the support and non-competition agreement is included in Exhibit 2.1 to this report as an exhibit to the Merger Agreement and is incorporated herein by reference.

The Merger Agreement contains customary representations, warranties and covenants of each of Parkway and Skyline and GSB. The completion of the Merger is subject to various closing conditions, including obtaining the requisite approvals of Parkway's and GSB's shareholders under the Merger Agreement and receiving certain regulatory approvals. GSB has also agreed to customary non-solicitation covenants relating to alternative acquisition proposals. The Merger Agreement also provides that, upon termination of the Merger Agreement under specified circumstances, GSB may be required to pay to Parkway a termination fee of $575,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to waivers or other limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties' public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Parkway or GSB their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Parkway, GSB, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a joint proxy statement of Parkway and GSB and a prospectus of Parkway, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that Parkway makes with the Securities and Exchange Commission ("SEC").

Caution Regarding Forward-Looking Statements

The information presented herein contains forward-looking statements. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the proposed merger between Parkway and GSB, (ii) Parkway's and GSB's plans, obligations, expectations and intentions and (iii) other statements presented herein that are not historical facts. Words such as "anticipates," "believes," "intends," "should," "expects," "will," and variations of similar expressions are intended to identify forward-looking statements. These statements are based on the beliefs of the respective managements of Parkway and GSB as to the expected outcome of future events and are not guarantees of future performance. These statements involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, and degree of occurrence. Results and outcomes may differ materially from what may be expressed or forecasted in forward-looking statements. Factors that could cause results and outcomes to differ materially include, among others, the ability to obtain required regulatory and shareholder approvals and meet other closing conditions to the transaction; the ability to complete the merger as expected and within the expected time frame; disruptions to customer and employee relationships and business operations caused by the merger; the ability to implement integration plans associated with the transaction, which integration may be more difficult, time-consuming or costly than expected; the ability to achieve the cost savings and synergies contemplated by the merger within the expected time frame, or at all; changes in local and national economies, or market conditions; changes in interest rates; regulations and accounting principles; changes in policies or guidelines; loan demand and asset quality, including real estate and other collateral values; deposit flow; the impact of competition from traditional or new sources; and the other factors detailed in Parkway's publicly filed documents, including its Annual Report on Form 10-K for the year ended December 31, 2016. Parkway and GSB assume no obligation to revise, update, or clarify forward-looking statements to reflect events or conditions after the date of this report.

Additional Information about the Merger and Where to Find It

The information presented herein does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger, Parkway will file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 with respect to the offering of Parkway common stock as the merger consideration under the Securities Act of 1933, as amended, which will include a joint proxy statement of Parkway and GSB and a prospectus of Parkway. A definitive joint proxy statement/prospectus will be sent to the shareholders of each company seeking the required shareholder approvals. Investors and security holders are urged to read the registration statement and joint proxy statement/prospectus and other relevant documents when they become available because they will contain important information about the merger.

Investors and security holders will be able to obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Security holders of Parkway may also obtain free copies of these documents by directing a request by telephone or mail to Parkway Acquisition Corp., 101 Jacksonville Circle, Floyd,Virginia 24091; (540) 745-4191; or by accessing these documents at Parkway's website: www.skylinenationalbank.bank. Security holders of GSB may also obtain free copies of these documents by directing a request by telephone or mail to Great State Bank, 1422 US Highway 421, Wilkesboro, NC 28697; (336) 903-4948; or by accessing these documents at GSB's website: www.greatstatebank.com. The information on Parkway's and GSB's websites is not, and shall not be deemed to be, a part of this report or incorporated into other filings made with the SEC.

Parkway, GSB and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Parkway and GSB in connection with the merger. Information about the directors and executive officers of Parkway and their ownership of Parkway common stock is set forth in Parkway's annual report on Form 10-K for the year ended December 31, 2016, as previously filed with the SEC on March 29, 2017. Information about the directors and executive officers of GSB and their ownership of GSB common stock may be obtained by reading the joint proxy statement/prospectus regarding the merger when it becomes available. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the joint proxy statement/prospectus regarding the merger when it becomes available.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 1, 2018, by and among Parkway Acquisition Corp., Skyline National Bank and Great State Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKWAY ACQUISITION CORP.
(Registrant)

Date: March 7, 2018	By:	/s/ Blake M. Edwards
Blake M. Edwards
Chief Financial Officer

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